UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2021

CLEARBRIDGE

INTERNATIONAL

SMALL CAP FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Small Cap Fund for the twelve-month reporting period ended September 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 29, 2021

III	ClearBridge International Small Cap Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of small capitalization companies or other investments with similar economic characteristics. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund may invest up to 20% of its net assets in debt securities of U.S. and non-U.S. corporate and governmental issuers. The Fund will invest substantially all its assets outside the United States. The Fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies. The Fund employs a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that the management team believes will appreciate in the long term. The Fund may focus a significant portion of its investments in one or more countries from time to time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2021, international small cap markets delivered gains, outperforming the overall developed ex-U.S. benchmarks and the global benchmarks. The Fund’s benchmark, the MSCI EAFE Small Cap Indexi, which measures the performance of small-cap equity companies across developed markets around the world, generated a return of 29.02% for the period while the MSCI ACWI ex USA Small Cap Indexii, which includes both developed and emerging markets, advanced 33.54%.

Global markets rebounded strongly in the fourth quarter of 2020 as positive news on vaccine development offset a rise in COVID-19 cases and the reintroduction of restrictions in the U.S., Japan, Hong Kong, Europe and the U.K. Companies poised to benefit from a normalization of economic activity that were hit hardest earlier in the year led the rally with the benchmark MSCI EAFE Small Cap Index rising 17.27%, outperforming the large cap MSCI EAFE Indexiii which returned 16.05%, while the MSCI Emerging Markets Indexiv advanced 19.70%. While smaller businesses continued to be hard hit by travel restrictions and lockdowns, larger global manufacturers and consumer goods firms were able to shift to focusing on external demand, especially into Asia, which recovered more quickly from the pandemic-induced slowdown.

Positive momentum continued into the first quarter of 2021 and carried markets to new all-time highs, driven by the dominant themes of reopening and inflation as the U.S.’ vaccine rollouts helped domestic markets surge ahead of most global peers. International markets overall lagged the 6.17% rebound in the U.S., with the developed markets MSCI EAFE Index up 3.48%, the MSCI Emerging Markets Index higher by 2.29% and MSCI EAFE Small Cap Index ahead by 4.50%. Small cap stocks achieved an impressive rebound off the March 2020 lows, benefiting from the reopening of local economies and increasingly easier comparisons from the 2020 period. Geographic trends generally mirrored the broader markets with the notable exception of China, where small caps strongly outperformed due

ClearBridge International Small Cap Fund 2021 Annual Report	1

Fund overview (cont’d)

to the composition being more non-tech consumer, Real Estate and cyclical industries. Small companies in the U.K. also posted outsized returns as the country emerged from Brexit and focused on aggressive vaccine rollouts to tackle the pandemic.

Markets continued to climb through the second quarter of 2021 on economic recovery and vaccination measures, making it the fifth consecutive quarter of equity gains off the March 2020 lows. While global economies continued to recover, COVID-19’s resurgence due to the Delta variant threw numerous countries across Europe and Asia into renewed lockdowns, putting a damper on the reopening trade. Commentary from June’s meeting of the Federal Open Market Committee (“FOMC”)v further exacerbated the growth scare, as it appeared the Federal Reserve Board (the “Fed”)vi would begin tightening sooner than the market had anticipated. The MSCI EAFE Index returned 5.17% for the quarter, led by Europe, while COVID-19 cases in previously spared Asian countries contributed to poor overall performance in the region. Overall returns of the MSCI Emerging Markets Index (5.05%) matched those of developed markets, while the benchmark MSCI EAFE Small Cap Index returned 4.30%. The MSCI Emerging Markets Small Cap Index rallied 11.25%, with particular strength in Taiwan, South Korea and China, countries that are heavily skewed toward Information Technology (IT), Health Care, and Industrials stocks, which benefited from the market rotation back toward growth sectors.

Entering the third quarter of 2021, sentiment remained dominated by COVID-19 uncertainty, as the raging Delta variant forced renewed lockdowns and delayed recoveries in most parts of the world. The reopening trade appeared to be derailed, and though liquidity remained abundant, investors became increasingly pessimistic on economic recovery and sought safety in long duration growth stocks. By late summer however, COVID-19 cases began to moderate, and a new host of concerns overtook the spotlight. Inflationary pressures, which many had believed to be transient, began to spread beyond short-term component shortages and logistics constraints. Labor tightness persisted, and in some countries was exacerbated by the adverse impact of extended unemployment benefits and, in the most extreme case, Brexit in the U.K., which cut off supply of much-needed European labor. Skyrocketing energy prices created the second derivative impact of power shortages, which resulted in shortages of everything from aluminum to fertilizer to chemicals. Additionally, at the September FOMC meeting, the Fed also hinted that it could slow the pace of asset purchases soon. The immediate reaction was a steepening of the yield curvevii, as the market believed rate hikes would come sooner than previously expected. China dominated the headlines with its increased regulatory scrutiny over sectors and industries such as Education, IT, Real Estate, Gaming, and potentially even the Financials sector. Coupled with contagion fear over the Evergrande default and worsening power shortages across the country, China suddenly became the biggest risk to global growth. These factors drove a late quarter sell-off that left international markets mostly lower for the quarter, with the MSCI EAFE Index declining -0.45%, while the benchmark MSCI EAFE Small Cap Index posted a 0.90% gain. Much of the broader market drawdown in the quarter was related to China, particularly large global mining firms, Internet and consumer names, where small caps are less represented.

2	ClearBridge International Small Cap Fund 2021 Annual Report

Q. How did we respond to these changing market conditions?

A. While the combination of a pandemic and speculative asset price bubble creates a challenging investment environment, it can also act as a catalyst for change. Historically, the most difficult and uncertain times have often fueled important inventions, discoveries and human progress. Since the stock market depths of late March 2020, many assets that fell to generational lows have led the rebound such as cyclicals, banks, smaller companies, commodities, emerging markets and traditional energy shares. This encompasses a substantial cohort of value stocks, which have also rebounded from the largest relative drawdown in twenty years as compared to growth shares. Both the near-term and long-run implications of these structural changes are driving a broad recalibration of company profitability, growth opportunities, macroeconomic policies and capital flows.

From a sector- and stock-specific perspective, we see cyclically related firms ranging from metals, mining, chemicals and shipping to industrial and factory automation equipment experiencing strong earnings and record backlogs. Scarred by the past missteps of growing production into peak demand these firms are cautious towards expanding capacity. This has created a condition of surging free cash flows which, to a large degree, are being returned to shareholders via dividends and buybacks. Investors anchored to the post 2008 financial crisis environment view this flood of cash as unsustainable as they expect the world to inevitably return to “secular stagnation.” Consequently, these cash flows are priced at a substantial discount to the overall market and the lofty valuations of the past decade’s leading beneficiaries of low interest rates, deflation and sluggish economic growth.

Given these opportunities, our portfolio maintains a decidedly pro-cyclical bias with significant exposure to the Industrials, Materials, and Energy sectors. For example, Japanese trading house Kanematsu offers exposure to a number of cyclical markets that were negatively impacted by the pandemic, such as mobile devices, steel, and auto/ aerospace. We also took advantage of fears surrounding the Delta variant to add several new consumer and financials names to the portfolio, including companies such as Thai lender TISCO Financial Group.

The global pandemic and the final stages of a historic speculative bubble represent the catalysts for a profound shift in the prevailing investment environment. As both the virus and mania fade into history, we are optimistic about the signs that policy, cyclical and secular conditions are aligning to create a stronger, more sustainable and inclusive global economy. The commercialization and mass application of new technologies promises to provide benefits to a broad range of citizens, companies and nations. Value stocks around the world are well-positioned for further gains as the overlooked architects and enablers of this coming transformation.

ClearBridge International Small Cap Fund 2021 Annual Report	3

Fund overview (cont’d)

Performance review

For the twelve months ended September 30, 2021, Class A shares of ClearBridge International Small Cap Fund, excluding sales charges, returned 36.84%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Index, returned 29.02% for the same period. The Lipper International Small/Mid-Cap Core Funds Category Averageviii returned 31.79% over the same time frame.

Performance Snapshot as of September 30, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Small Cap Fund:
Class A	4.76%	36.84%
Class C	4.36%	35.81%
Class I	4.94%	37.31%
Class IS	5.01%	37.44%
MSCI EAFE Small Cap Index	5.28%	29.02%
Lipper International Small/Mid-Cap Core Funds Category Average	5.04%	31.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 29, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.79%, 2.46%, 1.48% and 1.41%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.40% for Class A shares, 2.15% for Class C shares, 1.05% for Class I shares and 0.95% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses (after waiving fees and/or reimbursing

4	ClearBridge International Small Cap Fund 2021 Annual Report

expenses, as applicable) are higher than the expense limitation (“expense cap”) for each class as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributors to performance came from the Industrials, Financials and Consumer Discretionary sectors. Relative to the benchmark index, overall stock selection and sector allocation positively contributed to performance. In particular, stock selection in the Industrials, Energy, Consumer Discretionary, Financials, Health Care, Consumer Staples and Utilities sectors, overweight to the Industrials and Materials sectors and underweight allocations to the Real Estate, Consumer Staples and Health Care sectors had the greatest positive impact on performance for the period. On a regional basis, stock selection in the U.K., Europe ex-U.K. and North America, an overweight to emerging markets and underweight to Japan benefited relative results.

Over the reporting period, individual stocks that made a significant contribution to performance included Vistry Group in the Consumer Discretionary sector, Avance Gas Holding in the Energy sector, Star Bulk Carriers and Maire Tecnimont SpA in the Industrials sector and BAWAG Group AG in the Financials sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark index, stock selection in the Materials and IT sectors detracted from performance.

On a regional basis, relative performance was most negatively impacted by stock selection in emerging markets and Asia ex-Japan, as well as an overweight allocation to North America.

Individual holdings that detracted from performance during the period included GreenTree Hospitality Group in the Consumer Discretionary sector, Novagold Resources, Centamin and Centerra Gold in the Materials sector and ManpowerGroup Greater China in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund established a number of new positions and closed a number of existing positions over the course of the period. The largest additions to the Fund’s portfolio were

ClearBridge International Small Cap Fund 2021 Annual Report	5

Fund overview (cont’d)

positions in Galliford Try Holdings and Yellow Cake in the Industrials sector, Serica Energy and Pason Systems in the Energy sector and Marston’s and Melia Hotels International in the Consumer Discretionary sector. The largest eliminations from the Fund’s portfolio were Novagold Resources and Centamin in the Materials sector, HELLA GmbH in the Consumer Discretionary sector, KIWOOM Securities in the Financials sector and Shanghai Haohai Biological Technology in the Health Care sector.

Thank you for your investment in ClearBridge International Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Senior Portfolio Manager

ClearBridge Investments, LLC

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Investments, LLC

Grace Su

Portfolio Manager

ClearBridge Investments, LLC

October 19, 2021

6	ClearBridge International Small Cap Fund 2021 Annual Report

RISKS: Equity securities are subject to market and price fluctuations. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2021 were: BAWAG Group AG (2.4%), Maire Tecnimont SpA (2.1%), D/S Norden A/S (2.0%), Parex Resources Inc. (1.9%), Galliford Try Holdings PLC (1.9%), Dragon Capital — Vietnam Enterprise Investments Ltd. (1.8%), JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (1.7%), Granges AB (1.7%), Cargotec oyj (1.6%), and Star Bulk Carriers Corp. (1.6%). Please refer to pages 15 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2021 were: Industrials (40.7%), Materials (12.1%), Financials (11.5%), Consumer Discretionary (11.2%), and Energy (7.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge International Small Cap Fund 2021 Annual Report	7

Fund overview (cont’d)

[i]

The MSCI EAFE Small Cap Index is an unmanaged, free float-adjusted, market-weighted index of small capitalization companies in each industry group of each country represented by the MSCI EAFE Index, which is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

ii	The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

iii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iv	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[v]

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]i

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 48 funds for the six-month period and among the 45 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	ClearBridge International Small Cap Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2021 and September 30, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Small Cap Fund 2021 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2021 and held for the six months ended September 30, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.76%	$1,000.00	$1,047.60	1.40%	$7.19	Class A	5.00%	$1,000.00	$1,018.05	1.40%	$7.08
Class C	4.36	1,000.00	1,043.60	2.15	11.01	Class C	5.00	1,000.00	1,014.29	2.15	10.86
Class I	4.94	1,000.00	1,049.40	1.05	5.39	Class I	5.00	1,000.00	1,019.80	1.05	5.32
Class IS	5.01	1,000.00	1,050.10	0.95	4.88	Class IS	5.00	1,000.00	1,020.31	0.95	4.81

10	ClearBridge International Small Cap Fund 2021 Annual Report

[1]	For the six months ended September 30, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge International Small Cap Fund 2021 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/21	36.84%	35.81%	37.31%	37.44%
Five Years Ended 9/30/21	6.21	5.47	6.55	6.67
Ten Years Ended 9/30/21	8.76	7.97	9.08	N/A
Inception* through 9/30/21	—	—	—	4.61

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/21	29.01%	34.81%	37.31%	37.44%
Five Years Ended 9/30/21	4.95	5.47	6.55	6.67
Ten Years Ended 9/30/21	8.12	7.97	9.08	N/A
Inception* through 9/30/21	—	—	—	4.61

Cumulative total returns
Without sales charges[1]
Class A (9/30/11 through 9/30/21)	131.61%
Class C (9/30/11 through 9/30/21)	115.23
Class I (9/30/11 through 9/30/21)	138.40
Class IS (Inception date of 5/1/15 through 9/30/21)	33.57

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the investment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are October 1, 2010, October 1, 2010, October 1,2010 and May 1, 2015, respectively.

12	ClearBridge International Small Cap Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — September 2011 - September 2021

Value of $1,000,000 invested in

Class I Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — September 2011 - September 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

ClearBridge International Small Cap Fund 2021 Annual Report	13

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge International Small Cap Fund on September 30, 2011 assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2021. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index (the “Index”) is an unmanaged, free float-adjusted, market- weighted index of small capitalization companies in each industry group of each country represented by the MSCI EAFE Index, which is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

14	ClearBridge International Small Cap Fund 2021 Annual Report

Schedule of investments

September 30, 2021

ClearBridge International Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 95.8%
Communication Services — 0.9%
Entertainment — 0.9%
DeNA Co. Ltd.	24,814	$460,578	(a)
Consumer Discretionary — 11.2%
Hotels, Restaurants & Leisure — 4.1%
Elior Group SA	68,680	542,317	*(a)(b)
GreenTree Hospitality Group Ltd., ADR	30,438	248,374	*
Marston’s PLC	466,190	504,620	*(a)
Melco International Development Ltd.	230,159	268,916	*(a)
Melia Hotels International SA	64,190	474,808	*(a)
Total Hotels, Restaurants & Leisure		2,039,035
Household Durables — 5.5%
Bellway PLC	13,442	589,227	(a)
Cairn Homes PLC	394,980	520,491	(a)
DFS Furniture PLC	190,140	664,628	*(a)
Victoria PLC	16,060	200,135	*(a)
Vistry Group PLC	47,622	779,634	(a)
Total Household Durables		2,754,115
Specialty Retail — 0.7%
Wickes Group PLC	117,901	360,372	(a)
Textiles, Apparel & Luxury Goods — 0.9%
Coats Group PLC	526,230	477,440	(a)
Total Consumer Discretionary		5,630,962
Consumer Staples — 3.1%
Food & Staples Retailing — 2.1%
MARR SpA	25,060	609,287	*(a)
Sundrug Co. Ltd.	15,091	460,506	(a)
Total Food & Staples Retailing		1,069,793
Personal Products — 1.0%
Chlitina Holding Ltd.	72,490	514,237	(a)
Total Consumer Staples		1,584,030
Energy — 7.2%
Energy Equipment & Services — 1.1%
Pason Systems Inc.	78,810	536,351
Oil, Gas & Consumable Fuels — 6.1%
Avance Gas Holding Ltd.	139,170	675,144	(a)(b)
Parex Resources Inc.	52,520	955,361

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2021 Annual Report	15

Schedule of investments (cont’d)

September 30, 2021

ClearBridge International Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Serica Energy PLC	204,740	$632,570	(a)
Tethys Oil AB	115,640	799,077	(a)
Total Oil, Gas & Consumable Fuels		3,062,152
Total Energy		3,598,503
Financials — 11.5%
Banks — 8.2%
Banca Sistema SpA	246,820	648,549	*(a)(b)
BAWAG Group AG	19,320	1,211,647	(a)(b)
Cairo Mezz PLC	46,947	6,794	*(a)
Eurobank Ergasias Services and Holdings SA	563,364	527,520	*(a)
Spar Nord Bank A/S	33,220	385,884	(a)
Sydbank A/S	20,870	622,731	(a)
Tisco Financial Group PCL	97,560	263,897	(a)
Unicaja Banco SA	436,490	449,605	(a)(b)
Total Banks		4,116,627
Capital Markets — 2.0%
Anima Holding SpA	89,670	427,759	(a)(b)
Fairfax India Holdings Corp.	27,130	355,403	*(b)
Warsaw Stock Exchange	21,960	229,144	(a)
Total Capital Markets		1,012,306
Consumer Finance — 0.6%
Axactor SE	245,905	261,272	*(a)
Diversified Financial Services — 0.7%
doValue SpA	30,900	357,574	(a)(b)
Total Financials		5,747,779
Health Care — 3.0%
Health Care Equipment & Supplies — 3.0%
i-SENS Inc.	21,397	564,266	(a)
Medmix AG	4,290	202,543	*(b)
Value Added Technology Co. Ltd.	20,912	717,329	(a)
Total Health Care		1,484,138
Industrials — 40.7%
Air Freight & Logistics — 2.7%
SBS Holdings Inc.	17,962	678,098	(a)
Wincanton PLC	145,530	695,531	(a)
Total Air Freight & Logistics		1,373,629

See Notes to Financial Statements.

16	ClearBridge International Small Cap Fund 2021 Annual Report

ClearBridge International Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Building Products — 2.5%
Inwido AB	40,430	$675,669	(a)
Sanwa Holdings Corp.	46,240	601,317	(a)
Total Building Products		1,276,986
Commercial Services & Supplies — 1.1%
Elis SA	27,510	526,898	*(a)
Construction & Engineering — 4.8%
Galliford Try Holdings PLC	379,640	929,472	(a)
Maire Tecnimont SpA	267,760	1,038,660	(a)
Raiznext Corp.	38,947	419,361	(a)
Total Construction & Engineering		2,387,493
Electrical Equipment — 3.7%
Mersen SA	17,110	631,990	(a)
Nexans SA	7,860	735,400	(a)
Vitzrocell Co. Ltd.	35,623	498,067	(a)
Total Electrical Equipment		1,865,457
Machinery — 10.5%
Bucher Industries AG, Registered Shares	500	237,587	(a)
Cargotec oyj, Class B Shares	15,960	809,620	(a)
Deutz AG	54,800	478,136	*(a)
Fuji Corp.	23,958	613,146	(a)
Meidensha Corp.	21,504	476,086	(a)
Metso Outotec oyj	58,350	531,796	(a)
Morgan Advanced Materials PLC	158,440	762,130	(a)
Palfinger AG	15,330	664,349	(a)
SFA Engineering Corp.	8,781	273,726	(a)
Sulzer AG, Registered Shares	4,290	406,239	(a)
Total Machinery		5,252,815
Marine — 5.1%
D/S Norden A/S	39,320	995,700	(a)
Golden Ocean Group Ltd.	73,305	762,608	(a)
Star Bulk Carriers Corp.	33,540	806,302
Total Marine		2,564,610
Professional Services — 3.6%
Applus Services SA	63,100	596,009	(a)
ManpowerGroup Greater China Ltd.	271,817	321,140	(a)
Pagegroup PLC	60,515	503,845	(a)
Tanseisha Co. Ltd.	45,750	359,371	(a)
Total Professional Services		1,780,365
Trading Companies & Distributors — 6.2%
Howden Joinery Group PLC	22,670	271,237	(a)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2021 Annual Report	17

Schedule of investments (cont’d)

September 30, 2021

ClearBridge International Small Cap Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Trading Companies & Distributors — continued
Kanamoto Co. Ltd.	15,436	$362,240	(a)
Kanematsu Corp.	22,631	281,287	(a)
Lumax International Corp. Ltd.	186,193	461,646	(a)
Nishio Rent All Co. Ltd.	20,891	550,909	(a)
Travis Perkins PLC	26,238	537,989	(a)
Yellow Cake PLC	152,820	665,416	*(a)(b)
Total Trading Companies & Distributors		3,130,724
Transportation Infrastructure — 0.5%
Zhejiang Expressway Co. Ltd., Class H Shares	285,930	235,873	(a)
Total Industrials		20,394,850
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 0.6%
Strix Group PLC	71,630	329,286	(a)
IT Services — 0.5%
Sopra Steria Group SACA	1,370	254,190	(a)
Semiconductors & Semiconductor Equipment — 1.4%
Optorun Co. Ltd.	17,977	376,187	(a)
u-blox Holding AG	4,635	304,766	*(a)
Total Semiconductors & Semiconductor Equipment		680,953
Total Information Technology		1,264,429
Materials — 12.1%
Chemicals — 2.1%
Okamoto Industries Inc.	12,183	449,823	(a)
Ube Industries Ltd.	15,253	299,407	(a)
Zeon Corp.	22,636	318,462	(a)
Total Chemicals		1,067,692
Construction Materials — 4.7%
Cementir Holding NV	57,640	557,357	(a)
Krosaki Harima Corp.	7,284	314,552	(a)
RHI Magnesita NV	7,982	347,790	(a)
West China Cement Ltd.	1,785,210	330,945	(a)
Wienerberger AG	23,220	780,627	(a)
Total Construction Materials		2,331,271
Containers & Packaging — 0.3%
Greatview Aseptic Packaging Co. Ltd.	446,739	166,285	(a)
Metals & Mining — 5.0%
Alamos Gold Inc., Class A Shares	30,110	216,566
AMG Advanced Metallurgical Group NV	9,490	306,571	(a)
Argonaut Gold Inc.	138,670	301,076	*(b)
Granges AB	68,892	828,960	(a)

See Notes to Financial Statements.

18	ClearBridge International Small Cap Fund 2021 Annual Report

ClearBridge International Small Cap Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Metals & Mining — continued
Juno Minerals Ltd.		127,557	$13,778	*(a)
Jupiter Mines Ltd.		2,082,380	331,188	(a)
Orla Mining Ltd.		59,480	196,294	*(b)
Torex Gold Resources Inc.		14,250	142,433	*
Wesdome Gold Mines Ltd.		19,530	156,505	*
Total Metals & Mining			2,493,371
Total Materials			6,058,619
Real Estate — 2.8%
Real Estate Management & Development — 2.8%
Aedas Homes SA		8,530	247,268	(a)(b)
Metrovacesa SA		47,436	405,171	(a)(b)
Sun Frontier Fudousan Co. Ltd.		50,529	498,598	(a)
Supalai PCL		446,222	263,358	(a)
Total Real Estate			1,414,395
Utilities — 0.8%
Water Utilities — 0.8%
China Water Affairs Group Ltd.		344,497	383,320	(a)
Total Common Stocks (Cost — $37,353,011)			48,021,603
Investments in Underlying Funds — 1.8%
Dragon Capital — Vietnam Enterprise Investments Ltd., Class C Shares (Cost — $361,030)		96,044	916,432	*(a)
Total Investments before Short-Term Investments (Cost — $37,714,041)			48,938,035

	Rate
Short-Term Investments — 2.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	872,091	872,091
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	218,023	218,023	(c)
Total Short-Term Investments (Cost — $1,090,114)			1,090,114
Total Investments — 99.8% (Cost — $38,804,155)			50,028,149
Other Assets in Excess of Liabilities — 0.2%			97,848
Total Net Assets — 100.0%			$50,125,997

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2021 Annual Report	19

Schedule of investments (cont’d)

September 30, 2021

ClearBridge International Small Cap Fund

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2021, the total market value of investments in Affiliated Companies was $218,023 and the cost was $218,023 (Note 8).

Abbreviation(s) used in this schedule:

ADR — American Depositary Receipts

See Notes to Financial Statements.

20	ClearBridge International Small Cap Fund 2021 Annual Report

ClearBridge International Small Cap Fund

Summary of Investments by Country** (unaudited)
United Kingdom	17.1%
Japan	15.0
Italy	6.2
France	5.4
Austria	5.3
Denmark	5.1
Sweden	4.6
Canada	4.4
China	4.4
Spain	4.3
South Korea	4.1
Norway	3.4
Finland	2.7
Greece	2.7
Switzerland	2.3
United States	1.3
Thailand	1.1
Ireland	1.0
Germany	1.0
Taiwan	0.9
India	0.7
Australia	0.7
Isle of Man	0.7
Netherlands	0.6
Hong Kong	0.5
Poland	0.5
Cyprus	0.0 ‡
Investments in Underlying Funds	1.8
Short-Term Investments	2.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2021 and are subject to change.
‡	Represents less than 0.1%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2021 Annual Report	21

Statement of assets and liabilities

September 30, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $38,586,132)	$49,810,126
Investments in affiliated securities, at value (Cost — $218,023)	218,023
Dividends and interest receivable	208,605
Receivable for Fund shares sold	8,320
Prepaid expenses	40,027
Total Assets	50,285,101

Liabilities:
Payable for Fund shares repurchased	63,578
Audit and tax fees payable	36,809
Fund accounting fees payable	19,192
Investment management fee payable	16,095
Service and/or distribution fees payable	4,638
Trustees’ fees payable	401
Foreign currency overdraft, at value (Cost — $3)	3
Accrued expenses	18,388
Total Liabilities	159,104
Total Net Assets	$50,125,997

Net Assets:
Par value (Note 7)	$32
Paid-in capital in excess of par value	56,273,984
Total distributable earnings (loss)	(6,148,019)
Total Net Assets	$50,125,997

See Notes to Financial Statements.

22	ClearBridge International Small Cap Fund 2021 Annual Report

Net Assets:
Class A	$17,262,602
Class C	$1,133,433
Class I	$30,043,947
Class IS	$1,686,015

Shares Outstanding:
Class A	1,103,593
Class C	73,925
Class I	1,910,791
Class IS	107,178

Net Asset Value:
Class A (and redemption price)	$15.64
Class C*	$15.33
Class I (and redemption price)	$15.72
Class IS (and redemption price)	$15.73
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.59

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2021 Annual Report	23

Statement of operations

For the Year Ended September 30, 2021

Investment Income:
Dividends	$1,420,197
Interest from unaffiliated investments	66
Interest from affiliated investments	21
Less: Foreign taxes withheld	(113,072)
Total Investment Income	1,307,212

Expenses:
Investment management fee (Note 2)	385,689
Transfer agent fees (Note 5)	95,633
Fund accounting fees	77,172
Registration fees	77,109
Service and/or distribution fees (Notes 2 and 5)	53,150
Audit and tax fees	38,371
Legal fees	32,853
Shareholder reports	8,553
Custody fees	4,346
Trustees’ fees	2,629
Insurance	1,202
Interest expense	363
Miscellaneous expenses	8,389
Total Expenses	785,459
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(197,032)
Net Expenses	588,427
Net Investment Income	718,785

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	4,094,996
Foreign currency transactions	(4,140)
Net Realized Gain	4,090,856
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	9,185,170
Foreign currencies	(2,534)
Change in Net Unrealized Appreciation (Depreciation)	9,182,636
Net Gain on Investments and Foreign Currency Transactions	13,273,492
Increase in Net Assets From Operations	$13,992,277

See Notes to Financial Statements.

24	ClearBridge International Small Cap Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2021	2020

Operations:
Net investment income	$718,785	$1,246,213
Net realized gain (loss)	4,090,856	(8,851,929)
Change in net unrealized appreciation (depreciation)	9,182,636	5,349,082
Increase (Decrease) in Net Assets From Operations	13,992,277	(2,256,634)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,070,002)	(1,344,996)
Decrease in Net Assets From Distributions to Shareholders	(1,070,002)	(1,344,996)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	22,622,997	14,243,548
Reinvestment of distributions	1,049,954	1,234,014
Cost of shares repurchased	(27,073,415)	(40,344,717)
Decrease in Net Assets From Fund Share Transactions	(3,400,464)	(24,867,155)
Increase (Decrease) in Net Assets	9,521,811	(28,468,785)

Net Assets:
Beginning of year	40,604,186	69,072,971
End of year	$50,125,997	$40,604,186

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2021 Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.69	$11.92	$17.22	$18.46	$15.84

Income (loss) from operations:
Net investment income	0.23	0.26	0.18	0.19	0.15
Net realized and unrealized gain (loss)	4.02	(0.25)	(2.55)	(0.87)	2.76
Total income (loss) from operations	4.25	0.01	(2.37)	(0.68)	2.91

Less distributions from:
Net investment income	(0.30)	(0.24)	(0.27)	(0.56)	(0.29)
Net realized gains	—	—	(2.66)	—	—
Total distributions	(0.30)	(0.24)	(2.93)	(0.56)	(0.29)

Net asset value, end of year	$15.64	$11.69	$11.92	$17.22	$18.46
Total return[2]	36.84%	(0.21)%	(13.38)%	(3.90)%	18.87%

Net assets, end of year (000s)	$17,263	$6,253	$9,121	$18,127	$37,977

Ratios to average net assets:
Gross expenses	1.82%	1.75%	1.55%	1.49%	1.51%
Net expenses[3,4]	1.40	1.36	1.36	1.39	1.44
Net investment income	1.57	2.22	1.37	1.00	0.93

Portfolio turnover rate	25%	36%	37%	43%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.45%.

See Notes to Financial Statements.

26	ClearBridge International Small Cap Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.43	$11.65	$16.94	$18.18	$15.57

Income (loss) from operations:
Net investment income	0.08	0.20	0.09	0.09	0.04
Net realized and unrealized gain (loss)	3.99	(0.27)	(2.52)	(0.88)	2.73
Total income (loss) from operations	4.07	(0.07)	(2.43)	(0.79)	2.77

Less distributions from:
Net investment income	(0.17)	(0.15)	(0.20)	(0.45)	(0.16)
Net realized gains	—	—	(2.66)	—	—
Total distributions	(0.17)	(0.15)	(2.86)	(0.45)	(0.16)

Net asset value, end of year	$15.33	$11.43	$11.65	$16.94	$18.18
Total return[2]	35.81%	(0.85)%	(13.98)%	(4.58)%	18.06%

Net assets, end of year (000s)	$1,133	$859	$3,166	$5,751	$6,255

Ratios to average net assets:
Gross expenses	2.53%	2.42%	2.28%	2.19%	2.21%
Net expenses[3,4]	2.15	2.04	2.09	2.08	2.16
Net investment income	0.57	1.66	0.74	0.51	0.24

Portfolio turnover rate	25%	36%	37%	43%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 2.20%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2021 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.75	$11.98	$17.39	$18.63	$15.98

Income (loss) from operations:
Net investment income	0.25	0.29	0.24	0.28	0.22
Net realized and unrealized gain (loss)	4.07	(0.25)	(2.60)	(0.89)	2.77
Total income (loss) from operations	4.32	0.04	(2.36)	(0.61)	2.99

Less distributions from:
Net investment income	(0.35)	(0.27)	(0.39)	(0.63)	(0.34)
Net realized gains	—	—	(2.66)	—	—
Total distributions	(0.35)	(0.27)	(3.05)	(0.63)	(0.34)

Net asset value, end of year	$15.72	$11.75	$11.98	$17.39	$18.63
Total return[2]	37.31%	0.10%	(13.16)%	(3.52)%	19.26%

Net assets, end of year (000s)	$30,044	$23,172	$44,852	$75,026	$97,348

Ratios to average net assets:
Gross expenses	1.47%	1.44%	1.28%	1.18%	1.18%
Net expenses[3,4]	1.05	1.05	1.06	1.05	1.10
Net investment income	1.69	2.49	1.79	1.51	1.32

Portfolio turnover rate	25%	36%	37%	43%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.10%.

See Notes to Financial Statements.

28	ClearBridge International Small Cap Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.76	$11.98	$17.41	$18.65	$16.00

Income (loss) from operations:
Net investment income	0.27	0.28	0.21	0.30	0.24
Net realized and unrealized gain (loss)	4.07	(0.22)	(2.56)	(0.90)	2.77
Total income (loss) from operations	4.34	0.06	(2.35)	(0.60)	3.01

Less distributions from:
Net investment income	(0.37)	(0.28)	(0.42)	(0.64)	(0.36)
Net realized gains	—	—	(2.66)	—	—
Total distributions	(0.37)	(0.28)	(3.08)	(0.64)	(0.36)

Net asset value, end of year	$15.73	$11.76	$11.98	$17.41	$18.65
Total return[2]	37.44%	0.27%	(13.10)%	(3.44)%	19.42%

Net assets, end of year (000s)	$1,686	$1,193	$1,229	$2,742	$21,321

Ratios to average net assets:
Gross expenses	1.35%	1.37%	1.19%	1.03%	1.08%
Net expenses[3,4]	0.95	0.95	0.96	0.96	1.00
Net investment income	1.84	2.43	1.57	1.59	1.46

Portfolio turnover rate	25%	36%	37%	43%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.95%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap as a result of interest expense. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2021 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Small Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

30	ClearBridge International Small Cap Fund 2021 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Small Cap Fund 2021 Annual Report	31

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$248,374	$5,382,588	—	$5,630,962
Energy	1,491,712	2,106,791	—	3,598,503
Financials	355,403	5,392,376	—	5,747,779
Health Care	202,543	1,281,595	—	1,484,138
Industrials	806,302	19,588,548	—	20,394,850
Materials	1,012,874	5,045,745	—	6,058,619
Other Common Stocks	—	5,106,752	—	5,106,752
Investments in Underlying Funds	—	916,432	—	916,432
Total Long-Term Investments	4,117,208	44,820,827	—	48,938,035
Short-Term Investments†	1,090,114	—	—	1,090,114
Total Investments	$5,207,322	$44,820,827	—	$50,028,149

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

32	ClearBridge International Small Cap Fund 2021 Annual Report

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

ClearBridge International Small Cap Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.750
Next $3 billion	0.700
Next $5 billion	0.650
Over $10 billion	0.600

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.40%, 2.15%, 1.05% and 0.95%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

34	ClearBridge International Small Cap Fund 2021 Annual Report

During the year ended September 30, 2021, fees waived and/or expenses reimbursed amounted to $197,032, which included an affiliated money market fund waiver of $9.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

There was a maximum initial sales charge of 5.75% for Class A2 shares. In certain cases, Class A2 shares had a 1.00% CDSC, which applied if redemption occurred within 18 months from purchase payment. This CDSC only applied to those purchases of Class A2, which when combined with holdings of other shares of Legg Mason funds, equaled or exceeded $1,000,000 in aggregate. Those purchases did not incur an initial sales charge.

For the year ended September 30, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class A2†
Sales charges	$2,048	$2,981
CDSCs	—	—

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,619,879
Sales	16,273,851

ClearBridge International Small Cap Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

At September 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$39,845,280	$11,775,790	$(1,592,921)	$10,182,869

4. Derivative instruments and hedging activities

During the year ended September 30, 2021, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$22,697	$21,524
Class A2†	19,836	28,884
Class C	10,617	2,253
Class I	—	42,475
Class IS	—	497
Total	$53,150	$95,633

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

For the year ended September 30, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$37,767
Class A2†	30,209
Class C	4,050
Class I	118,912
Class IS	6,094
Total	$197,032

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

36	ClearBridge International Small Cap Fund 2021 Annual Report

6. Distributions to shareholders by class

	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Investment Income:
Class A	$143,474	$176,681
Class A2†	225,365	187,579
Class C	12,022	36,893
Class I	653,135	914,606
Class IS	36,006	29,237
Total	$1,070,002	$1,344,996

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At September 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	825,130	$13,018,491	274,363	$3,197,227
Shares issued on reinvestment	10,481	139,186	12,500	163,129
Shares repurchased	(266,981)	(3,769,341)	(516,744)	(5,821,108)
Net increase (decrease)	568,630	$9,388,336	(229,881)	$(2,460,752)
Class A2†
Shares sold	58,447	$829,504	84,311	$955,720
Shares issued on reinvestment	17,243	225,365	14,575	187,579
Shares repurchased	(869,067)	(13,394,020)	(216,901)	(2,487,814)
Net decrease	(793,377)	$(12,339,151)	(118,015)	$(1,344,515)
Class C
Shares sold	12,649	$193,164	13,437	$165,975
Shares issued on reinvestment	912	11,941	2,867	36,756
Shares repurchased	(14,832)	(214,412)	(212,783)	(2,016,029)
Net decrease	(1,271)	$(9,307)	(196,479)	$(1,813,298)
Class I
Shares sold	535,485	$8,133,607	874,348	$9,440,905
Shares issued on reinvestment	47,924	637,866	62,441	817,348
Shares repurchased	(644,811)	(9,311,146)	(2,709,555)	(29,536,724)
Net decrease	(61,402)	$(539,673)	(1,772,766)	$(19,278,471)

ClearBridge International Small Cap Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class IS
Shares sold	29,977	$448,231	39,843	$483,721
Shares issued on reinvestment	2,674	35,596	2,233	29,202
Shares repurchased	(26,953)	(384,496)	(43,223)	(483,042)
Net increase (decrease)	5,698	$99,331	(1,147)	$29,881

†

On June 24, 2021, the Fund converted 744,688 Class A2 shares into 732,496 Class A shares, valued at $11,632,030. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended September 30, 2021. The following transactions were effected in such company for the year ended September 30, 2021.

	Affiliate Value at September 30,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$56,045	$2,196,993	2,196,993	$2,035,015	2,035,015

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$21	—	$218,023

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,070,002	$1,344,996

38	ClearBridge International Small Cap Fund 2021 Annual Report

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,969,983
Deferred capital losses*	(18,261,214)
Other book/tax temporary differences(a)	(39,116)
Unrealized appreciation (depreciation)(b)	10,182,328
Total distributable earnings (loss) — net	$(6,148,019)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.
(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

ClearBridge International Small Cap Fund 2021 Annual Report	39

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge International Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Small Cap Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

40	ClearBridge International Small Cap Fund 2021 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust.

Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	34,818,031,380	864,701,681
Andrew L. Breech	34,891,912,353	790,820,707
Althea L. Duersten	34,730,529,034	952,204,027
Stephen R. Gross	34,874,507,049	808,226,012
Susan M. Heilbron	34,856,171,717	826,561,344
Howard J. Johnson	34,814,514,173	868,218,888
Arnold L. Lehman	34,848,857,750	833,875,311
Robin J.W. Masters	34,921,642,190	761,090,871
Jerome H. Miller	34,813,954,150	868,778,910
Ken Miller	34,616,366,023	1,066,367,039
G. Peter O’Brien	34,889,564,576	793,168,485
Thomas F. Schlafly	34,849,538,606	833,194,455
Jane Trust	34,981,181,494	701,551,567

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

ClearBridge International Small Cap Fund	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Small Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

42	ClearBridge International Small Cap Fund

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

ClearBridge International Small Cap Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938

Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

44	ClearBridge International Small Cap Fund

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

ClearBridge International Small Cap Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

46	ClearBridge International Small Cap Fund

Additional Officers (cont’d)

Jenna Bailey
Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge International Small Cap Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective January 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	ClearBridge International Small Cap Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2021:

	Pursuant to:		Amount Reported
Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$33,540
Qualified Dividend Income (QDI)	§	854(b)(1)(B)	$903,992

Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended September 30, 2021:

Foreign Taxes Paid	$90,536
Foreign Source Income	$1,111,465

ClearBridge International Small Cap Fund	49

ClearBridge

International Small Cap Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W.Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.
†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

ClearBridge International Small Cap Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge International Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMFX014028 11/21 SR21-4277

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2020 and September 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,125 in September 30, 2020 and $149,125 in September 30, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2020 and $0 in September 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2020 and $50,000 in September 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in September 30, 2020 and $0 in September 30, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2020 and September 30, 2021; Tax Fees were 100% and 100% for September 30, 2020 and September 30, 2021; and Other Fees were 100% and 100% for September 30, 2020 and September 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $857,833 in September 30, 2020 and $809,629 in September 30, 2021.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Althea L. Duersten**
Stephen R. Gross
Susan M. Heilbron
Howard J. Johnson
Arnold L. Lehman
Robin J. W. Masters
Jerome H. Miller
Ken Miller
G. Peter O’Brien
Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.

b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 24, 2021